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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



                         Date of Report: January 8, 2001





                          BALDWIN PIANO & ORGAN COMPANY
             (Exact name of registrant as specified in its charter)



         Delaware                       0-14903                31-1091812
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)        Identification Number)


   4680 Parkway Drive, Mason, Ohio                        45040-5301
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (513) 754-4500



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Item 5.  Other Events

         On January 8, 2001, Mr. Kenneth W. Pavia, Sr. joined the Company's Board of Directors. Mr. Pavia is president of the California-based Bolero Investment Group and has been a major Baldwin shareholder for several years. Mr. Pavia will fill the board seat recently vacated by Brent D. Baird, who has resigned from the board citing the time pressures of other business obligations as the reason for his resignation.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1  Press Release dated January 8, 2001


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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BALDWIN PIANO & ORGAN COMPANY
                                                   (Registrant)


Date: January 9, 2001                         By: /s/ Duane D. Kimble
                                                 ----------------------------
                                                 Duane D. Kimble
                                                 Chief Financial Officer